Fair Value	6 Months Ended
Jun. 30, 2021
Fair Value Disclosures [Abstract]
Fair Value
Note 13. Fair Value
The Company uses valuation approaches that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•
Level 2 inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•
Level 3 inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.
The Public Warrants are classified as Level 1 financial instruments. The fair value of Public Warrants have been measured based on the listed market price of such warrants.

The Private Placement Warrants are classified as Level 3 financial instruments. The Company estimated the fair value of the Private Placement Warrants using a Black Scholes Pricing Model. Inherent in a Black Scholes Pricing Model are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its common stock warrants based on implied volatility from the Company’s traded warrants and from historical volatility of select peer company’s common stock that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon
yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero.
The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of June 30, 2021 (in thousands):

	Level 1	Level 2	Level 3	Total
Description
Liabilities:
Public Warrants	$73,128	$—	$—	$73,128
Private Placement Warrants	—	—	50,490	50,490

Total derivative warrant liabilities	$73,128	$—	$50,490	$123,618

The following assumptions were used for the valuation of the Private Placement Warrants as of June 30, 2021 and April 20, 2021:

	As of June 30, 2021		As of April 20, 2021
Exercise price	$11.50		$11.50
Stock price	$18.77		$16.21
Volatility	43.40%		26.60%
Term	4.81	years	5.00	years
Risk-free rate	0.83%		0.82%
Dividend yield	0.00%		0.00%
The change in the fair value of the derivative warrant liabilities (Public Warrants and Private Placement Warrants) for the periods ended June 30, 2021 is summarized as follows (in thousands):

June 30, 2021
Initial measurement at April 20, 2021	$84,664
Change in fair value of derivative warrant liabilities	38,867
Loss on foreign currency	87

Derivative warrant liabilities at June 30, 2021	$123,618

As of June 30, 2021, the Company had no transfers between levels of the fair value hierarchy of its assets or liabilities measured at fair value.